UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2001


                           RRUN VENTURES NETWORK INC.
             (Exact name of Registrant as specified in its charter)

  Nevada                            000-27233                      98-0204736
(State or Other                  (Commission File                (IRS Employer
Jurisdiction of                      Number)                     Identification
Incorporation)                                                       Number)

    4th Floor, 62 W. 8th Avenue, Vancouver, British Columbia, Canada  V5Y 1M7
               (Address of principal executive offices)              (Zip Code)

                                 (604) 682-6541
              (Registrant's telephone number, including area code)



                             UNITED MANAGEMENT, INC.
   Suite 104, 1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6
          (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          On December 18, 2000, a change in control of the Company occurred, in conjunction with closing under an Agreement and Plan of Reorganization (the "Merger Agreement"). Prior to closing under the Merger Agreement, the Company had a total of 788,420 shares issued and outstanding.

          The Company issued 305,439 shares of its common stock in exchange for all of the issued and outstanding common stock of RRUN Ventures, Inc., a Nevada corporation ("RRUN").

          As a result of these transactions, the Company now has 1,093,859 issued and outstanding shares of common stock, of which 305,439 shares, or approximately 27.9%, are owned by persons who were previously shareholders of RRUN. Persons who were previously shareholders of the Company own a total of 788,420 shares or approximately 72.1% of the issued and outstanding common stock.

          Prior to closing, shareholders of the Company adopted Restated and Amended Articles of Incorporation to be effective as of December 18, 2000. Among the amendments was a change in the name of the Company to "RRUN Ventures Network Inc." Shareholders for RRUN adopted the Merger Agreement by written consent.

          In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed as new directors Ray Hawkins, Edwin Kwong and Saya Kyvrikosaios. The new directors elected Ray Hawkins as the President and Chief Executive Officer and Edwin Kwong as Chief Operating Officer of the Company.

ITEM 2.   Acquisition or Disposition of Assets

          See Item 1. above.

Business of RRUN

          RRUN was incorporated in Nevada on October 12, 2000. RRUN's core business venture is RAHX, a software platform that uses Peer to Peer, or P2P technologies to enable and enhance the distribution of digital media files over the Internet. P2P technologies allow users to exchange digital media files directly from their computers. RAHX focuses on providing both owners and consumers of media-related content a suite of software products that address their respective needs. To take advantage of the sudden growth in the file exchange industry, RRUN expects to launch the RAHX venture before the end of 2001.

          RAHX is used together with the product, RAHXWARE, the software which consumers use to connect to RAHX.

Opportunities in the Digital Music Industry

          There has been a recent media explosion around the controversial music software company Napster. Napster has caused an uproar within the music industry, as the company has led the way in pioneering a new process of distributing music over the Internet. This process has been dubbed file exchange or P2P. Consumers can now access music files directly with another consumer without going through a website or centralized server.

          However, companies like Napster are currently subject to a number of highly publicized lawsuits because, among other things, they promote the use of a software that violates the rights of music copyright owners including major record labels Sony and Universal. An opportunity arises for a company to create a feasible solution that not only generates revenue for the major record labels, but also allows consumers to continue to download and exchange music easily for a low cost.

RAHX Business Model

          RRUN's core business venture is RAHX, a software platform that uses P2P technologies to enable and enhance the distribution of digital media files over the Internet. RAHX provides media users and content owners with an end-to-end solution of distributing music over the Internet by performing the following functions:

     o    Facilitating the transfer and exchanging of digital media files;

     o    Managing the income flow from consumers to content owners;

     o    Storing the income for the benefit of content owners;

     o    Tracking the content use;

     o    Distributing the income to content owners; and

     o Protecting the consumers with Internet security and content owners with digital rights management.

          RAHX earns income for RRUN through a two-pronged business model:
Direct to Consumer Model and Licensing Model. In the Direct to Consumer Model, RAHX provides a file exchange service or P2P media service directly to consumers and uses its file exchange software to generate transaction fees by acting as an agent to facilitate transactions between consumers and content owners. In the Licensing Model, RAHX licenses its software to other P2P media services that desire a method to generate revenue. RAHX bills these file exchange services software license fees and transaction facilitation fees. Under this model, RAHX earns a smaller transaction fee rate than in the direct to consumer model.

Management of RRUN

          The officers and directors of RRUN are as follows:

Name                               Age      Position
----                               ---      --------

Ray Hawkins                        31       Director, President and CEO

Edwin Kwong                        29       Director, COO

Saya Kyvrikosaios                  32       Director, VP Product and
                                            Technology Development

          Ray Hawkins - Director, President & CEO. As the President & CEO, Mr. Hawkins' duties include the forging of business development, securing of partnerships, and overseeing product development, and marketing campaigns.

          Mr. Hawkins is a serial entrepreneur with over a decade of experience in the fields of media, entertainment, and marketing. From 1990-1995, Mr. Hawkins operated his own music artist management firm, RAH Talent. During that time Mr. Hawkins also acted as the CEO of Empire Communications, a record label that produced a number of cutting edge music artists. From 1993-1997 Mr. Hawkins acted as a music consultant, procuring cutting edge music for movie and television production houses like Paramount Pictures and video game companies like Electronic Arts. From 1996-1999 Mr. Hawkins was the founder, President, and CEO of TAXI Communications Network Inc., a leading edge media and marketing firm that produced a popular local culture magazine, TAXI Vancouver, and developed urban based marketing campaigns for companies like Labatt Breweries, Universal Music, Virgin Megastore and Molson Canada.

          Edwin Kwong - Director, COO. Mr. Kwong uses his background in finance and project management to oversee the day-to-day operations of RRUN.

          Mr. Kwong has over 5 years of international management consulting experience in Project Management and Finance in Canada and Asia. In 1993 Mr. Kwong received a Bachelor of Commerce in Finance from the University of British Columbia. In 1996 Mr. Kwong received a Graduate Diploma in Asian Pacific Management. From 1994-1996 Mr. Kwong worked as Investment Advisor Assistant for Great Pacific Management in Vancouver. From 1996 to 1997 Mr. Kwong acted as a consultant in Hong Kong for Manulife International Ltd. and Ernst and Young Management Consulting. From 1997-1998 Mr. Kwong was a Project Executive for Hopewell Holdings in Hong Kong and Indonesia. In 1998 Mr. Kwong completed his Level 1 examination in the Chartered Financial Analyst program. From 1999-2000 Mr. Kwong was the Senior Business Specialist for Intria Items Inc., a financial technology solutions division of Canadian Imperial Bank of Commerce.

          Saya Kyvrikosaios - Director, VP Product and Technology Development. Mr. Kyvrikosaios is a well-diversified management and technology professional and uses his skills and experience to lead the product and technology development for RRUN.

          From 1991-1995 Mr. Kyvrikosaios acted as the Branch Manager and Implementation Consultant for Laurentian Bank. From 1995-1998 Mr. Kyvrikosaios was the Project Manager and Technology Implementation Consultant for Credit Union Enterprise Datawest Ltd. From 1998-2000 Mr. Kyvrikosaios acted as the Project Leader of Western Canada for INTRIA Items Inc., a subsidiary of the Canadian Imperial Bank of Commerce. In 1999 Mr. Kyvrikosaios received his Bachelor's degree in Business Administration from Simon Fraser University.

Principal Shareholders of the Company

          The following table provides certain information as to the officers and directors individually and as a group, and the holders of more than 5% of the Common Stock of the Company, as of July 31, 2001:

                                  Shares Beneficially        Shares to be
Directors, Officers and 5%              Owned              Beneficially Owned
    Stockholders                 Prior to Acquisition      After Acquisition
--------------------------     ------------------------- -----------------------
                                    Number     Percent       Number     Percent
                                    ------     -------       ------     -------

550605 B.C. Ltd.(5)                   0           0        140,700(1)     6.3%
4th Floor, 62 W. 8th Avenue
Vancouver, B.C. V5Y 1M7

Ray A. Hawkins(5)                     0           0        162,489(2)     7.3%
71-1075 Granville Street
Vancouver, B.C.  V6Z 1L4

Pavel Bains(5)9351 Granville          0           0        131,500(2)     5.9%
Street
Richmond, B.C.  V6Y 1P9

Edwin Kwong(5)                        0           0        119,000(2)     5.4%
986 W. 37th Avenue
Vancouver, B.C.  V5Z 2L5

Saya Kyvrikosaios(5)                  0           0        119,000(2)     5.4%
#306 - 1139 West Broadway
Vancouver, B.C. V6H 1G1

Pickwick Company(6)                   0           0        200,000(3)     9.0%
#267 - 1755 Robson Street
Vancouver, B.C. V6G 3B7

Gurpal Johal(5)                       0           0        200,000(3)     9.0%
18536 58 B Street
Surry, B.C. V3S 5X9

EMH, LLC(7)                           0           0         80,000(3)     3.6%
25 Flint Hill Road
West Tisbury, MA  02575
USA

Carl Jennings(5)                      0           0        103,000(3)     4.6%
7413 Oskaloosa Drive
Derwood, MD  20855-2651
USA

Christine Cerisse                              30.4%       152,000        6.8%
Suite 104, 1456 St. Paul St.
Kelowna, British Columbia
Canada V1Y 2E6

Bob Hemmerling                                 30.4%       152,000        6.8%
Suite 104, 1456 St. Paul St.
Kelowna, British Columbia
Canada VIY 2E6

All United Management directors                60.8%           N/A        N/A
and officers as a group
(2 persons)

All RRUN directors and                                   1,775,689(4)    79.3%
officers as a group (3 persons)


(1) Ray A. Hawkins owns 74% of 550605 B.C. Ltd.
(2) Includes 100,000 shares issuable upon the exercise of options.
(3) Issuable upon the exercise of options.
(4) Includes 300,000 shares issuable upon the exercise of options.
(5) These RRUN shareholders will receive the shares indicated upon consummation of the merger. None of the investors in the offering are currently or will be holders of 5% or more of our securities immediately after the merger.
(6) Pickwick Company is 100% owned by Lawrence Austin, 520-177 Telegraph Rd., Bellingham, WA 98226.
(7) EMH, LLC is 100% owned by Norman B. Hall, 25 Flint Hill Rd, West Tisbury, MA 02575.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          In connection with the change of control described above, in April 2001, the Company plans to engage Morgan & Company, Chartered Accountants, Vancouver, Canada, to audit its financial statements for the fiscal year ended December 31, 2000. Morgan & Company audited the financial statements for RRUN Ventures, Inc.

ITEM 5.   OTHER EVENTS

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          See Item 1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial statements of business acquired: Filed with this report.

          (b)  Pro forma financial information: Filed with this report.

          (c)  Exhibits:

             Regulation S-K
                Number                  Document

                 2.1           Agreement and Plan of Reorganization
                 2.1.1         Amendment to Merger Agreement
                 3.1           Restated and Amended Articles of Incorporation
                 16            Letter from Cordovano & Harvey

ITEM 8.   CHANGE IN FISCAL YEAR

          As a result of the acquisition of RRUN Ventures, Inc., which shall be known as RRUN Ventures Network, Inc. the Company's fiscal year end will be changed to December 31.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RRUN VENTURES NETWORK INC.



DATED:  August 17, 2001                 By:   /s/ Ray Hawkins
                                            --------------------------------,
                                            President

                               RRUN VENTURES INC.
                          (A Development Stage Company)


                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)

                                AUDITORS' REPORT


To the Directors
RRUN Ventures Inc.

We have audited the consolidated balance sheet of RRUN Ventures Inc. (A Development Stage Company) as at December 31, 2000 and the consolidated statements of operations and deficit, cash flows, and stockholders' deficiency for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with United States and Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2000 and the results of its operations and cash flows for the period then ended in accordance with United States generally accepted accounting principles.


Vancouver, B.C.                                               "Morgan & Company"

February 14, 2001                                          Chartered Accountants


                COMMENTS BY INDEPENDENT AUDITORS FOR U.S. READERS
                        ON CANADA-U.S. REPORTING CONFLICT


In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by significant uncertainties such as those described in
Note 1(b) of the financial statements. Our report to the shareholders, dated February 14, 2001, is expressed in accordance with Canadian reporting standards, which do not permit a reference to such an uncertainty in the Auditors' Report when the uncertainty is adequately disclosed in the financial statements.


Vancouver, B.C.                                               "Morgan & Company"

February 14, 2001                                          Chartered Accountants

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)


-------------------------------------------------------------------------------

ASSETS

Current
     Cash                                                        $    10,794
     Prepaid expense                                                     500
                                                                 ------------
                                                                      11,294

Investment (Note 4)                                                    6,750
                                                                 ------------

                                                                 $    18,044
=============================================================================

LIABILITIES

Current
     Accounts payable                                            $    32,114
     Loans and advances payable (Note 6(b))                           66,803
                                                                 ------------
                                                                      98,917
                                                                 ------------
STOCKHOLDERS' DEFICIENCY

Share Capital
     Authorized:
         25,000,000 common shares, par value $0.001 per share
     Issued and Outstanding:
           6,108,780 common shares                                     6,109

     Additional paid in capital                                        4,622

Deficit                                                              (91,604)
                                                                 ------------
                                                                     (80,873)
                                                                 ------------

                                                                 $    18,044
=============================================================================

Approved by the Board of Directors:


-------------------------------          -------------------------------------

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                CONSOLIDATED STATEMENT OF OPERATIONS AND DEFICIT

             FROM INCEPTION ON OCTOBER 12, 2000 TO DECEMBER 31, 2000
                            (Stated in U.S. Dollars)



-------------------------------------------------------------------------------

Expenses
     Administrative services                                        $   30,164
     Consulting                                                         12,609
     Office and sundry                                                   9,970
     Professional fees                                                  21,781
     Travel                                                              4,944
                                                                    ------------
                                                                        79,468
     Minority interest in loss of subsidiary                              (219)
                                                                    ------------

Net Loss For The Period                                                 79,249

Deficit, Beginning Of Period                                               -
                                                                    ------------
                                                                        79,249
Net Asset Deficiency Of Legal Parent At Date Of Reverse Take-Over
  Transaction
                                                                        12,355
                                                                    ------------

Deficit, End Of Period                                              $   91,604
================================================================================

Net Loss Per Share                                                  $     0.02
================================================================================

Weighted Average Number Of Common Shares Outstanding                 5,943,780
================================================================================

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

             FROM INCEPTION ON OCTOBER 12, 2000 TO DECEMBER 15, 2000
                            (Stated in U.S. Dollars)



--------------------------------------------------------------------------------

Cash Flows From Operating Activities
     Net loss for the period                                          $ (79,249)

Adjustments To Reconcile Net Loss To Net Cash Used By Operating
 Activities
     Shares issued for other than cash                                    4,200
     Minority interest in loss of subsidiary                               (219)
     Prepaid expense                                                       (500)
     Accounts payable                                                    32,114
     Loans and advances payable                                          66,803
                                                                      ----------
                                                                         23,149
                                                                      ----------

Cash Flows From Investing Activity
  Net asset deficiency of legal parent at date of reverse take-over
   transaction                                                          (12,355)
                                                                      ----------

Increase In Cash                                                         10,794

Cash, Beginning Of Period                                                  -
                                                                      ----------

Cash, End Of Period                                                   $  10,794
================================================================================

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES

During the period, the Company issued 4,200,000 common shares at a value of $4,200 for consulting services.

During the period, the Company acquired 67% of the issued and outstanding shares of RAHX Inc. by issuing 2,814, 000 common shares at a value of $Nil.

During the period, the Company acquired 15% of the issued and outstanding shares of Kaph Data Engineering Inc. by issuing 400,000 common shares at a value of $6,750.

                                                 RRUN VENTURES INC.
                                           (A Development Stage Company)

                                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY

                                                 DECEMBER 31, 2000
                                              (Stated in U.S. Dollars)

                                                                         ADDITIONAL
                                                                          PAID-IN
                                             SHARES         AMOUNT        CAPITAL         DEFICIT         TOTAL
                                        ----------------------------------------------------------------------------
Shares Issued For Cash And
  Services                                 4,200,000      $  4,200       $   -         $     -        $   4,200

Adjustment To Number Of Shares
  Issued And Outstanding As A
  Result Of The Acquisition Of
  RAHX, Inc.
   RAHX, Inc.                             (4,200,000)       (4,200)          -               -           (4,200)
   RRUN Ventures Inc.                      5,708,780         5,709         (1,509)                        4,200

Adjustment To Stated Value Of
  Stockholders' Equity To Reflect
  Minority Interest In The Net
  Assets Of RAHX, Inc. At The
  Acquisition Date                             -               -             (219)           -             (219)

Net Asset Deficiency Of Legal
  Parent At Date Of Reverse Take-
  Over Transaction
                                               -               -             -            (12,355)      (12,355)

Shares Issued To Acquire
  Investment In Kaph Data
  Engineering Inc.                           400,000           400          6,350            -            6,750

Loss For The Period                            -               -             -            (79,249)      (79,249)
                                        ----------------------------------------------------------------------------

Balance, December 31, 2000                 6,108,780      $  6,109       $  4,622      $  (91,604)    $ (80,873)
                                        ============================================================================

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)



1.   NATURE OF OPERATIONS

     a)   Organization

          The Company was incorporated in the State of Nevada, U.S.A. on October 12, 2000.

     b)   Development Stage Activities

          The Company was organized to develop innovative technology based ventures with a current emphasis on building new technologies for the entertainment and content industry. The Company's initial venture is RAHX, a business concept focused on the growing Peer-To-Peer (P2P) file exchange industry. The first branded RAHX product is Rahxware, a platform that uses P2P technologies to enable and enhance the distribution of digital media over the internet.

          The Company is in the development stage, therefore, recovery of assets is dependent upon future events, the outcome of which is indeterminable. In addition, successful completion of the Company's development program and its transition, ultimately to the attainment of profitable operations, is dependent upon obtaining adequate financing to fulfil its development activities and achieve a level of sales to support its cost structure.

          Management is of the opinion that sufficient short term funding will be obtained and that current negotiations with potential users of its products will be successful.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of consolidated financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

     The consolidated financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

     a)   Consolidation

          These consolidated financial statements include the accounts of the Company and its 67% owned subsidiary, RAHX, Inc.

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)



2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     b)  Development Stage Company

         The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

     c)  Investments

         Investments in companies owned less than 20% are recorded at the lower of cost or fair market value.

     d)  Software Development Costs

         The costs to develop new software products and enhancements to existing software products will be expensed as incurred until technological feasibility has been established. Once technological feasibility has been established, any additional costs will be capitalized.

     e)  Income Taxes

         The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.

     f)  Financial Instruments

         The Company's financial instruments consist of cash and accounts payable.

         Unless otherwise noted, it is management's opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)



2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     g)  Net Loss Per Share

         Net loss per share is calculated using the weighted average number of common shares outstanding during the period. Fully diluted loss per share is not presented as the impact of the exercise of options is anti-dilutive.


3.   ACQUISITION OF SUBSIDIARY

     Effective November 13, 2000, RRUN Ventures Inc. acquired 67% of the issued and outstanding shares of RAHX, Inc. by issuing 2,814,000 common shares. Since the transaction resulted in the former shareholders of RAHX, Inc. owning the majority of the issued shares of RRUN Ventures Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by RAHX, Inc. of the net assets and liabilities of RRUN Ventures Inc. Under this purchase method of accounting, the results of operations of RRUN Ventures Inc. are included in these consolidated financial statements from November 13, 2000.

     RRUN Ventures Inc. had a net asset deficiency at the acquisition date, therefore, the 2,814,000 common shares issued on acquisition were issued at an ascribed value of $Nil with the net asset deficiency of $12,355 charged to deficit. RAHX, Inc. is deemed to be the purchaser for accounting purposes. Accordingly, its net assets are included in the consolidated balance sheet at their previously recorded amounts.

     The acquisition is summarized as follows:

     Current Assets                                               $   11,357
     Current Liabilities                                              23,712
                                                                 ------------

    Net Asset Deficiency                                          $  (12,355)
                                                                 ============

4.   INVESTMENT

     Kaph Data Engineering Inc. - 159 common shares representing
     15% of the Company's issued and outstanding common share
     capital                                                      $    6,750
                                                                 ===========

                               RRUN VENTURES INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000
                            (Stated in U.S. Dollars)



5.   STOCK OPTION PLAN

     The Company has granted stock options for the purchase of up to 600,000 common shares at $0.10 per share, and up to 518,000 common shares at $0.25 per share. All expiring on December 1, 2003.


6.   RELATED PARTY TRANSACTIONS

     a) During the period, the Company issued 4,200,000 at a value of $4,200 to founding shareholders, and to a company controlled by certain founding shareholders for consulting services.

     b) Loans and advances payable are due to related parties, are interest free, and have no specific terms of repayment.

                             UNITED MANAGEMENT INC.
                          (A Development Stage Company)

           INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

           AS AT MARCH 31, 2001, AND FOR THE YEAR ENDED JUNE 30, 2000
             AND FOR THE PERIOD FROM JULY 1, 2000 TO MARCH 31, 2001
                            (Stated in U.S. Dollars)



The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes give effect to the acquisition of RRUN Ventures Inc. by United Management Inc. Since the transaction resulted in the former shareholders of RRUN Ventures Inc. owning the majority of the issued shares of United Management Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by RRUN Ventures Inc. of the net assets and liabilities of United Management Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statements of operations have been prepared utilizing the historical financial statements of United Management Inc. and RRUN Ventures Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statements of operations have been prepared as if the acquisition had been consummated on July 1, 1999 under the purchase method of accounting and carried through to March 31, 2001. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on March 31, 2001.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                                            UNITED MANAGEMENT INC.
                                         (A Development Stage Company)

                                     PRO-FORMA CONSOLIDATED BALANCE SHEET

                                                MARCH 31, 2001
                                           (Stated in U.S. Dollars)

------------------------------------------------------------------------------------------------------------
                                        UNITED             RRUN
                                      MANAGEMENT         VENTURES
                                         INC.              INC.             ADJUSTMENTS          PRO-FORMA
------------------------------------------------------------------------------------------------------------
ASSETS
Current
     Cash                             $ 116,438        $    3,685            $      -            $  120,123

Computer Equipment                            -             5,796                   -                5,796
Investment                                    -             6,750                   -                6,750
                                   -------------------------------------------------------------------------

                                      $ 116,438        $   16,231            $      -           $  132,669
============================================================================================================

LIABILITIES

Current
     Accounts payable                 $  58,690        $  250,846            $      -           $  309,536
     Loans payable                       13,106           183,942                   -              197,048
                                   -------------------------------------------------------------------------
                                         71,796           434,788                   -              506,584

Common Shares Subject To
 Reconfirmation                         115,368             -                       -              115,368
                                   -------------------------------------------------------------------------
                                        187,164           434,788                   -              621,952
                                   -------------------------------------------------------------------------

SHAREHOLDERS'
 DEFICIENCY

Share Capital                                50             6,109 (b)             (50)               6,109

Additional Paid In Capital               15,670             4,622 (b)         (15,670)               4,622

Deficit                                 (86,446)         (429,288)(b)          18,955             (500,014)
                                                                  (b)          (3,235)
                                   -------------------------------------------------------------------------
                                        (70,726)         (418,557)                  -             (489,283)
                                   -------------------------------------------------------------------------

                                      $ 116,438        $   16,231            $      -           $  132,669
============================================================================================================

                                            UNITED MANAGEMENT INC.
                                         (A Development Stage Company)

                                PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                           YEAR ENDED JUNE 30, 2000
                                           (Stated in U.S. Dollars)


------------------------------------------------------------------------------------------------------------
                                        UNITED             RRUN
                                      MANAGEMENT         VENTURES
                                         INC.              INC.             ADJUSTMENTS          PRO-FORMA
------------------------------------------------------------------------------------------------------------
Revenue                               $     -          $     -               $     -            $     -

Expenses                                 16,932              -                     -                16,932
                                   -------------------------------------------------------------------------

Net Loss                              $  16,932        $     -               $     -            $   16,932
============================================================================================================

Net Loss Per Share                                                                              $     0.03
============================================================================================================

Weighted Average Number Of
 Common Shares Outstanding                                                                         593,859

============================================================================================================

                                            UNITED MANAGEMENT INC.
                                         (A Development Stage Company)

                                PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  PERIOD ENDED JULY 1, 2000 TO MARCH 31, 2001
                                           (Stated in U.S. Dollars)


------------------------------------------------------------------------------------------------------------
                                        UNITED             RRUN
                                      MANAGEMENT         VENTURES
                                         INC.              INC.             ADJUSTMENTS          PRO-FORMA
------------------------------------------------------------------------------------------------------------

Revenue                              $      -           $     -               $    -            $      -

Expenses                                 67,491           416,933                  -               484,424
                                   -------------------------------------------------------------------------

Net Loss                             $   67,491         $ 416,933             $    -            $  484,424
============================================================================================================

Net Loss Per Share                                                                              $     0.82
============================================================================================================

Weighted Average Number Of
 Common Shares Outstanding                                                                         593,859
============================================================================================================

                             UNITED MANAGEMENT INC.
                          (A Development Stage Company)

         NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
              BALANCE SHEET AND PRO-FORMA STATEMENTS OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 2000
             AND FOR THE PERIOD FROM JULY 1, 2000 T0 MARCH 31, 2001
                            (Stated in U.S. Dollars)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The unaudited pro-forma consolidated balance sheet and consolidated statements of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of United Management Inc. for the year ended June 30, 2000, and for the nine months ended March 31, 2001, and of RRUN Ventures Inc. for the period from inception on October 12, 2000 to March 31, 2001 considering the effects of the reverse take-over transaction as if the transaction was completed effective July 1, 1999 in the case of the pro-forma consolidated statements of operations, and effective March 31, 2001 in the case of the pro-forma consolidated balance sheet.


2.   ASSUMPTION

     The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated July 1, 1999.


3.   PRO-FORMA ADJUSTMENT

     Record the reverse take-over transaction